UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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ORSUS XELENT TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ORSUS XELENT TECHNOLOGIES, INC.
12th Floor, Tower B, Chaowai MEN Office Building
26 Chaowai Street, Chaoyang Disc.
Beijing, People’s Republic Of China 100020

November 26, 2008

To the Stockholders of Orsus Xelent Technologies, Inc.:

The annual meeting of the stockholders (the “Meeting”) of Orsus Xelent Technologies, Inc. (the “Company”) will be held on December 30, 2008 at 10:00 a.m., local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, New York 10022.

Details of the business to be conducted at the Meeting are provided in the enclosed Notice of Meeting of Stockholders and Proxy Statement, which you are urged to read carefully.

On behalf of the Board of Directors, I cordially invite all stockholders to attend the Meeting. It is important that your shares be voted on the matters scheduled to come before the Meeting. Whether or not you plan to attend the Meeting, I urge you to promptly complete, sign, date and return the enclosed proxy card in the prepaid envelope provided. If you attend the Meeting, you may revoke such proxy and vote in person if you wish. Even if you do not attend the Meeting, you may revoke such proxy at any time prior to the Meeting by executing another proxy bearing a later date or providing written notice of such revocation to the Chief Executive Officer of the Company.

Sincerely,

/s/ Liu Yu

Liu Yu
Chairman of the Board of Directors

ORSUS XELENT TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on December 30, 2008

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Orsus Xelent Technologies, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m., local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, New York 10022 for the following purposes:

1. To elect a slate of nominees consisting of Wang Xin, Liu Yu, Naizhong Che, Peng Wang, Zhixiang Zhang and Gao Jian to serve as Directors of the Company;

2.  Ratification of the appointment of PKF Hong Kong Certified Public Accountants as the Company’s independent public accountants for fiscal year 2008; and

3. To consider and vote upon such other matter(s) as may properly come before the Meeting or any adjournment(s) thereof.

Stockholders of record as of the Record Date (as defined below) are entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof. The record date for the annual meeting is November 14, 2008. Only stockholders of record at the close of business on that date may vote at the annual meeting or any adjournment or postponement thereof. A list of the stockholders entitled to vote at the annual meeting will be available for examination by any stockholder for any purpose reasonably related to the annual meeting during ordinary business hours in the office of the Secretary of the Company during the ten days prior to the annual meeting.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED RETURN ENVELOPE, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY AND RETURN IT. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

By Order Of The Board Of Directors

/s/ Liu Yu

Liu Yu
Chairman of the Board of Directors

November 26, 2008

ORSUS XELENT TECHNOLOGIES, INC.
12th Floor, Tower B, Chaowai MEN Office Building
26 Chaowai Street, Chaoyang Disc.
Beijing, People’s Republic Of China 100020

_______________

PROXY STATEMENT
______________

GENERAL INFORMATION

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors (the “Board”) of Orsus Xelent Technologies, Inc., a Delaware corporation (the “Company” or “Orsus Xelent”) for the Annual Meeting of the Stockholders (the “Meeting”) to be held at 10:00 a.m., local time, on December 30, 2008 and at any adjournment or adjournments thereof, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, New York 10022.

The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to the stockholders is November 25, 2008.

We will bear the expense of solicitation of proxies for the Meeting, including the printing and mailing of this Proxy Statement. We may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their name or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold Common Stock (as defined below) and to request authority for the execution of the proxies. In addition, some of our officers, Directors and employees, without additional compensation, may solicit proxies on behalf of the Board of Directors personally or by mail, telephone or facsimile.

VOTING SECURITIES, VOTING AND PROXIES

Record Date

Only stockholders of record of our Common Stock, $.001 par value (the “Common Stock”), as of the close of business on November 14, 2008 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

Voting Stock

As of the Record Date, there were 29,756,000 shares of Common Stock outstanding. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on the matter to be voted at the Meeting. No other class of voting securities was then outstanding.

Quorum

The presence at the Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to the proposal, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner, does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Voting

The election of Directors requires the approval of a plurality of the votes cast at the meeting. For purposes of the proposal, abstentions and broker “non-votes” will have no effect on the outcome.

If you are the beneficial owner, but not the registered holder of our shares, you cannot directly vote those shares at the Meeting. You must provide voting instructions to your nominee holder, such as your brokerage firm or bank.

If you wish to vote in person at the Meeting but you are not the record holder, you must obtain from your record holder a “legal proxy” issued in your name and bring it to the Meeting.

At the Meeting, ballots will be distributed with respect to the proposal to each stockholder (or the stockholder’s proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record, the votes being in three categories: “FOR,” “AGAINST” or “ABSTAIN”.

Proxies

The form of proxy solicited by the Board of Directors affords you the ability to specify a choice among approval of, disapproval of, or abstention with respect to, the matters to be acted upon at the Meeting. Shares represented by the proxy will be voted and, where the solicited stockholder indicates a choice with respect to the matter to be acted upon, the shares will be voted as specified. If no choice is given, a properly executed proxy will be voted in favor of the proposal.

Revocability of Proxies

Even if you execute a proxy, you retain the right to revoke it and change your vote by notifying us at any time before your proxy is voted. Such revocation may be affected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of our principal office set forth above in the Notice to this Proxy Statement or your attendance and voting at the Meeting. Unless so revoked, the shares represented by the proxies, if received in time, will be voted in accordance with the directions given therein.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the officers or Directors has any interest in the matters to be acted upon.

PROPOSAL ONE
ELECTION OF DIRECTORS

The Company has nominated Messrs. Wang Xin, Liu Yu, Naizhong Che, Peng Wang, Zhixiang Zhang and Gao Jian (each a “Nominee” and collectively, the “Nominees”) to serve on the Company’s Board of Directors. The Board believes that the Nominees will, through their experience, be better able to facilitate Orsus Xelent’s growth.

In accordance with applicable law, even if a Director’s term expires, he or she will continue in office until a successor is elected and qualified or until the Director resigns or is removed from the Board of Directors.

Unless you withhold authority to vote for the election of Directors, your proxy card will be voted “FOR” the election of the Nominees. Each of the Nominees has consented to serve if elected. We have no reason to believe that any of the Nominees will be unwilling or unable to serve. However, if any Nominee is not available for election, the Board may name a substitute nominee for whom votes will be cast.

Nominees

The following table sets forth the name and age of each Nominee for Director of the Company at the Meeting, the principal occupation of each during the past five (5) years, and the period during which each has served as Director of the Company. Each Nominee is currently serving as a Director of the Company.

Name	Principal Occupation During Past Five Years	Age	Director Since
Wang Xin
Mr. Wang Xin has served as the Chief Executive Officer and a member of our Board of Directors since March 31, 2005. From April 2003 to present, he has also served as Director and General Manager of Beijing Orsus Xelent Technology & Trading Company Limited (“Beijing Xelent”). Prior to joining Beijing Xelent, he served as the General Manager of the Sales and Marketing Division of Shanghai Cellstar International Trading Co., Ltd. From January 2003 to April 2003, Director of Logistics & Customer Service of Shanghai Cellstar International Trading Co., Ltd. From November 1997 to January 2003, and Director and Vice President of Beijing VA Communication Equipment Co., Ltd. From May 1996 to October 1997.
		39	2005
Liu Yu	Mr. Liu Yu has served as Chairman of our Board of Directors since March 31, 2005 and a member of the Board of Directors of Beijing Xelent since April 2003. From May 1998 to present he has also served as Chairman of the Board of Beijing Huanyitong Technology & Trading Co., Ltd. From May 1995 to April 1998, he served as General Manager of Beijing Lianwanjia Telecommunication Trading Center.	42	2005

Name	Principal Occupation During Past Five Years	Age	Director Since
Naizhong Che (2) (3)	Mr. Naizhong Che earned his B.S. from Beijing University of Posts and Telecommunications. Now retired, he has broad experience in the communications industry including R&D, production, imports and exports. He served twelve years with the Ministry of Information Industry of China Posts and Telecommunications Industry Standardization Institute in various capacities.	65	2007
Peng Wang (2) (3)	Mr. Peng Wang earned his bachelor’s degree at Central University of Finance and Economics and his master’s at Guanghua School of Management, Peking University. His expertise includes formulating, planning and implementing marketing strategies for technology companies. He is currently General Manager for Beijing Youlilianxu Technology Co., Ltd. Where he is responsible for products in China, including ViewSonic projection, Samsung MP4 and LG projection.	36	2007
Zhixiang Zhang (1) (2)	Mr. Zhixiang Zhang earned bachelor and master’s degrees at Central University of Finance and Economics. He has extensive experience in corporate financial management, audits and financial strategy, and most recently was the Financial Controller for Cec-Chinacomm Communications Co., Ltd.	40	2007
Gao Jian (1) (3)
Mr. Gao Jian earned his Master of Business Administration degree at the University of Liverpool in the UK in July, 2000, and has since been engaged in the real estate and telecommunications industries. Since June 2007, Mr. Gao has served as Chairman of the Board of Directors of Royal Junction Construction Materials Co., Ltd. From May, 2001 to January, 2007, Mr. Gao worked as the General Manager of Dacheng Real Estate Development Group and Dacheng Telecommunications Technology Co., Ltd. From 1996 to 1999, he was the sales director for CellStar International Trading Co., Ltd, responsible for sales, marketing and strategic planning.
		39	2008

__________________
(1) Member of Audit Committee
(2) Member of Compensation Committee
(3) Member of Nominating and Corporate Governance Committee

***THE BOARD OF DIRECTORS STRONGLY RECOMMENDS
THAT YOU VOTE “FOR” THE ELECTION OF EACH OF MESSRS.
Wang Xin, Liu Yu, Naizhong Che, Peng Wang, Zhixiang Zhang and Gao Jian***

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF
PKF CERTIFIED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed PKF Hong Kong Certified Public Accountants as the Company’s independent registered public accountants for the fiscal year ending December 31, 2008.

Mazars CPA Limited, the Company’s independent public accountants since June 29, 2007, resigned on October 17, 2008. The Audit Committee approved the resignation of Mazars CPA Limited and hired PKF Hong Kong Certified Public Accountants as the Company’s independent public accountants effective on October 21, 2008. For additional information, please review the Company’s Current Report on Form 8-K filed with the SEC on October 22, 2008 and “Changes in and Disagreements with Accountants” below.

Representatives of Mazars CPA Limited and PKF Hong Kong Certified Public Accountants are not expected to be present at the Meeting.

We are asking our stockholders to ratify the selection of PKF Hong Kong Certified Public Accountants as our independent public accountants. Although ratification is not required by our Bylaws or otherwise, the Board of Directors is submitting the selection of PKF Hong Kong Certified Public Accountants to our stockholders for ratification as a matter of good corporate practice.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

***THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE
RATIFICATION OF THE APPOINTMENT OF PKF HONG KONG CERTIFIED
PUBLIC ACCOUNTANTS AS THE COMPANY’S INDEPENDENT PUBLIC
ACCOUNTANTS FOR FISCAL YEAR 2008. ***

In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board of Directors. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Meetings and Certain Committees of the Board

The Board of Directors held 8 meetings during the fiscal year ended December 31, 2007. Each member of the Board of Directors attended, either in person or telephonically, at least 75% of the Board of Directors meetings and meetings of committees on which he served during his tenure as a Director or committee member.

On February 7, 2007, our Board of Directors approved and authorized the establishment of three new committees to facilitate and assist the Board of Directors in the execution of its responsibilities: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. In accordance with American Stock Exchange (“AMEX”) listing standards, all the committees are comprised solely of non-employee, independent Directors. Charters for each committee are available on the Company’s website at www.orsus-xelent.com. The charter of each committee is also available in print to any stockholder who requests it. The table below shows current membership for each of the standing committees of our Board of Directors.

Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
Zhixiang Zhang (Chair)	Naizhong Che (Chair)	Naizhong Che (Chair)
Gao Jian	Gao Jian	Zhixiang Zhang
	Peng Wang	Peng Wang

Board Committees

Audit Committee

The Audit Committee is responsible for overseeing the Company’s corporate accounting, financial reporting practices, audits of financial statements and the quality and integrity of the Company’s financial statements and reports. In addition, the Audit Committee oversees the qualifications, independence and performance of the Company’s independent auditors. In furtherance of these responsibilities, the Audit Committee’s duties include the following: evaluating the performance of and assessing the qualifications of the independent auditors; determining and approving the engagement of the independent auditors to perform audit, reviewing and attesting to services and performing any proposed permissible non-audit services; evaluating employment by the Company of individuals formerly employed by the independent auditors and engaged on the Company’s account and any conflicts or disagreements between the independent auditors and management regarding financial reporting, accounting practices or policies; discussing with management and the independent auditors the results of the annual audit; reviewing the financial statements proposed to be included in the Company’s annual report on Form 10-K; discussing with management and the independent auditors the results of the auditors’ review of the Company’s quarterly financial statements; conferring with management and the independent auditors regarding the scope, adequacy and effectiveness of internal auditing and financial reporting controls and procedures; and establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control and auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee is currently comprised of Gao Jian and Zhixiang Zhang (Chair), each of whom are “independent” as independence is currently defined in applicable Securities and Exchange Commission (“SEC”) rules and by the Company Guide of the AMEX. During the fiscal year ended December 31, 2007, the Audit Committee met 4 times. The Board of Directors has determined that Zhixiang Zhang qualifies as an “audit committee financial expert,” as defined in applicable SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. The Board of Directors made a qualitative assessment of Zhixiang Zhang’s level of knowledge and experience based on a number of factors, including his formal education and experience.

The Audit Committee operates under the written Audit Committee Charter adopted by the Board of Directors in February of 2007, a copy of which may be obtained by writing the Secretary of the Company at 12th Floor, Tower B, Chaowai MEN Office Building, 26 Chaowai Street, Chaoyang Disc., Beijing, People’s Republic of China 100020. The Report of the Audit Committee is included elsewhere in this proxy statement.

Compensation Committee

The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The members of the Compensation Committee are Naizhong Che (Chair), Zhixiang Zhang and Peng Wang, all of whom are “independent” Directors as defined in SEC rules and by the Company Guide of the AMEX. During the fiscal year ended December 31, 2007, the Compensation Committee met 6 times. The Compensation Committee operates under the written Compensation Committee Charter adopted by the Board of Directors in February, 2007, a copy of which may be obtained by writing the Secretary of the Company at 12th Floor, Tower B, Chaowai MEN Office Building, 26 Chaowai Street, Chaoyang Disc., Beijing, People’s Republic of China 100020.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

During the fiscal year ended December 31, 2007, none of the Company’s executive officers served on the board of directors or compensation committee of any other entity whose executive officers served either the Company’s Board of Directors or Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) is responsible for preparing a list of candidates to fill the expiring terms of Directors serving on our Board of Directors. The Nominating Committee submits the list of candidates to the Board of Directors who determine which candidates will be nominated to serve on the Board of Directors. The names of nominees are then submitted for election at our Annual Meeting of Stockholders. The Nominating Committee also submits to the entire Board of Directors a list of nominees to fill any interim vacancies on the Board of Directors resulting from the departure of a member of the Board of Directors for any reason prior to the expiration of his term. In recommending nominees to the Board of Directors, the Nominating Committee keeps in mind the functions of this body. The Nominating Committee considers various criteria, including the ability of the individual to meet the SEC and AMEX “independence” requirements, general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The Nominating Committee will consider Director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a Director if elected, (v) whether such nominee meets the definition of an “independent” Director under the rules of the AMEX listing standards and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder. Any person nominated by a stockholder for election to the Board of Directors will be evaluated based on the same criteria as all other nominees.

The Nominating Committee also oversees our adherence to our corporate governance standards. The members of the Nominating Committee are Naizhong Che (Chair), Gao Jian and Peng Wang, each of whom is “independent” as defined in SEC rules and the Company Guide of the AMEX. During the fiscal year ended December 31, 2007, the Nominating Committee met 3 times. The Nominating Committee operates under the written Nominating Committee Charter adopted by the Board of Directors in February of 2007, a copy of which may be obtained by writing the Secretary of the Company at 12th Floor, Tower B, Chaowai MEN Office Building, 26 Chaowai Street, Chaoyang Disc., Beijing, People’s Republic of China 100020.

During the fiscal year ended December 31, 2007, there were no changes to the procedures by which holders of our Common Stock may recommend nominees to the Board of Directors.

Report of the Audit Committee

(as set forth in the Company’s Form 10-K for the fiscal year ended December 31, 2007)

The Audit Committee was established on February 7, 2007 and is composed of non-management Directors. It is currently composed of three independent Directors, Howard S. Barth (Chair)*, Gao Jian and Zhixiang Zhang, and operates under the written Audit Committee charter adopted by the Board of Directors on February 7, 2007.

Under its charter, the Audit Committee provides assistance and guidance to the Board in fulfilling its oversight responsibilities to the Company’s stockholders with respect to the Company’s corporate accounting and reporting practices as well as the quality and integrity of the Company’s financial statements and reports. The Company’s principal executive officer and principal financial officer have the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Company’s independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and oversee these processes.

To this end, the Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2007 with management and Mazars CPA Limited, the Company’s independent auditor. The Audit Committee discussed with Mazars CPA Limited certain matters related to the conduct of the audit as required by Statement on Auditing Standards 61, as amended by Statement on Auditing Standards 90. In addition, the Audit Committee has received from Mazars CPA Limited the written disclosures and the letter regarding the auditor’s independence required by Independence Standards Board Standard No. 1 and has discussed with Mazars CPA Limited its independence.

In reliance on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the fiscal year ended December 31, 2007 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and the Board of Directors accepted the Audit Committee’s recommendation.

The Audit Committee selected Mazars CPA Limited as the Company’s independent auditors for the fiscal year ending December 31, 2007. The selection of auditors is determined by the Audit Committee. This matter is not being submitted to the stockholders for approval as this is not required under applicable law.

Following the reorganization of Moores Rowland Mazars (the “ Former Auditors ”) on June 1, 2007, eight of its partners have joined Mazars CPA Limited and the Former Auditors changed its name to Mazars CPA Limited. As such, the Former Auditors resigned as the independent auditors of the Company, effective June 29, 2007. The Audit Committee of the Board of Directors of the Company (the “ Audit Committee ”) approved the resignation of the Former Auditors on June 29, 2007.

As key members of the Former Auditors servicing the Company previously have joined Mazars CPA Limited, the Audit Committee appointed Mazars CPA Limited as the Company's new independent auditors, effective from June 29, 2007.**

AUDIT COMMITTEE

Howard S. Barth (Chair)*

Gao Jian

Zhixiang Zhang

* As disclosed in the Company’s Current Report on Form 8-K filed on October 31, 2008, Howard S. Barth resigned from his position as a member of the Board of Directors and all positions he held on the Board’s committees, effective October 27, 2008. As discussed under the caption “Audit Committee” above, the Audit Committee is currently comprised of Zhixiang Zhang (Chair) and Gao Jian.

** As discussed under the caption “Changes in and Disagreements with Accountants” below, Mazars CPA Limited resigned as the Company’s independent auditors, effective October 17, 2008.

Stockholder Communications

The Board of Directors welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board of Directors. Stockholders who wish to communicate with the Board of Directors may send a letter to the Chairman of the Board of Directors of Orsus Xelent Technologies, Inc., at 12th Floor, Tower B, Chaowai MEN Office Building, 26 Chaowai Street, Chaoyang Disc., Beijing, People’s Republic Of China 100020. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by the Chairman of the Board of Directors and submitted to the entire Board of Directors no later than the next regularly scheduled Board of Directors meeting.

Annual Meetings

We have no policy with respect to Director attendance at annual meetings.

Compensation of Directors

On March 27, 2008, the Board adopted a proposal to compensate Directors for their service to the Company. The compensation for all Directors was set at $2,000 per month for service from February 7, 2007 to March 4, 2008, with each Director being paid in accordance with their term on the Board of Directors. For service from March 5, 2008 to December 31, 2008, the compensation for committee chairpersons is increased to $2,500, but compensation for other Directors or committee members remains at $2,000 per month. Any income tax owed by Directors in China on such compensation is deducted from the salary and paid to the tax authority by the Company, with any Directors outside of China arranging for the payment of any applicable income taxes. Previously, the Company did not pay compensation to its Directors. All Directors are reimbursed for out-of-pocket expenses in connection with attendance at Board of Director’s and/or committee meetings. The Company is in the process of evaluating whether to establish other compensation plans (e.g. options) in the future.

Retirement, Post-Termination and Change in Control

We have no retirement, pension, or profit-sharing programs for the benefit of Directors, officers or other employees, nor do we have post-termination or change in control arrangements with Directors, officer or other employees, but our Board of Directors may recommend adoption of one or more such programs in the future.

EXECUTIVE OFFICERS

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below.

Name	Age	Position With Our Company
Wang Xin (1)	39	Chief Executive Officer and Director
Zhao Hongwei (2)	42	Chief Financial Officer
__________________
(1)	For complete biography see chart on page 6.
(2)
Zhao Hongwei has served as our Chief Financial Officer since October 26, 2005. Mr. Zhao has over 15 years experience in accounting and financial management, mainly with listed companies in Hong Kong and Foreign Invested Enterprise in the PRC, mostly recently serving as the regional financial controller of XinAo Gas Holdings Limited, a listed company in Hong Kong.

Certain Relationships, Related Transactions, and Director Independence.

Related Party Transaction Policy

Other than the Company's Code of Business Conduct and Ethics, the Board of Directors does not have a specific written policy regarding the review of related party transactions. The Board of Directors does, however, follow certain procedures relating to the approval of transactions involving related parties. Related parties generally include executive officers and Directors, stockholders owning more than 5% of the Company’s Common Stock or immediate family members of any such persons. A related party transaction will be approved only if it is disclosed to the Board of Directors and is approved by a majority of the disinterested members of the Board of Directors. Prior to approving any related party transaction, the members of the Board of Directors reviewing such transaction must (i) be satisfied that they received all material facts relating to the transaction, (ii) have considered all relevant facts and circumstances available to them and (iii) have determined that the transaction is in (or not inconsistent with) the best interests of the Company’s stockholders. No Director that is an interested party in a transaction may participate in the discussion or approval of such transaction. Other than as disclosed below, during the fiscal year ended December 31, 2007, based on written representations from the executive officers and Directors of the Company, there were no related party transactions.

The relationships between our Directors and the Company are as follows:

Messrs Wang Xin and Liu Yu have outstanding loans to the Company in the amount of $458,000, which loans are unsecured, interest-free and repayable by the Company on demand of the noteholder.

The Company has bank loans amounting to $9,256,000 that were guaranteed by a Director, Mr. Liu Yu.

The Company has a mortgage loan amounting to $23,000 that was guaranteed by a Director, Mr. Wang Xin.

Director Independence

Messrs. Naizhong Che, Peng Wang, Zhixiang Zhang and Gao Jian are all non-employee Directors, and all of whom our Board of Directors has determined are independent pursuant to the rules of the AMEX and the SEC. All of the members of our Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee are independent as defined by the rules of the AMEX and the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of November 25, 2008 for each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

		Amount and Nature of Beneficial Ownership(2)
Title of Class	Name and Address of Beneficial Owner(1)	Number of Shares (3)	Percent of Voting Stock (4)
Common	Wang Xin, Chief Executive Officer and Director	3,000,000	10.09%
Common	Liu Yu, Chairman of the Board	6,000,000	20.16%
Common	Wang Zhibin	6,000,000	20.16%

(1)	Unless otherwise noted, the address is that of the Company.

(2)
On November 25, 2008, there were 29,756,000 shares of our Common Stock outstanding. Each person named above has sole investment and voting power with respect to all shares of the Common Stock shown as beneficially owned by the person, except as otherwise indicated below.

(3)
Under applicable rules promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a person is deemed the “beneficial owner” of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition of the security, in each case irrespective of the person’s economic interest in the security. Under these SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days through (x) the exercise of any option or warrant or (y) the conversion of another security.

(4)
In determining the percent of our Common Stock owned by a person (a) the numerator is the number of shares of our Common Stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the 29,756,000 shares of our Common Stock outstanding on November 25, 2008 and (ii) any shares of our Common Stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.

The following table sets forth information regarding the beneficial ownership of our Common Stock as of November 25, 2008 for each of our officers and Directors and all our officers and Directors as a group. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

		Amount and Nature of Beneficial Ownership(2)
Title of Class	Name and Address of Beneficial Owner(1)	Number of Shares (3)	Percent of Voting Stock (4)
Common	Wang Xin, Chief Executive Officer and Director	3,000,000	10.09%
Common	Liu Yu, Chairman of the Board	6,000,000	20.16%
Common	Zhao Hongwei, Chief Financial Officer	—	—
Common	Naizhong Che, Director	—	—
Common	Peng Wang, Director	—	—
Common	Zhixiang Zhang, Director	—	—
Common	Gao Jian, Director	—	—

Common	Directors and executive officers as a group (7 persons)	9,000,000	30.25%

(1)	Unless otherwise noted, the address is that of the Company.

(2)
On November 25, 2008, there were 29,756,000 shares of our Common Stock outstanding. Each person named above has sole investment and voting power with respect to all shares of the Common Stock shown as beneficially owned by the person, except as otherwise indicated below.

(3)
Under applicable rules promulgated by the SEC pursuant to the Exchange Act, a person is deemed the “beneficial owner” of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition of the security, in each case irrespective of the person’s economic interest in the security. Under these SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days through (x) the exercise of any option or warrant or (y) the conversion of another security.

(4)
In determining the percent of our Common Stock owned by a person (a) the numerator is the number of shares of our Common Stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the 29,756,000 shares of our Common Stock outstanding on November 25, 2008 and (ii) any shares of our Common Stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.

Compensation of Officers

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to all of the executive officers of the Company, who served during the fiscal year ended December 31, 2007, for services in all capacities to the Company:

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension value and Nonqualified deferred compensation earnings ($)	All other Compensation ($)	Total ($)
Wang Xin, CEO	2007 2006	65,378 66,309	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	65,378 66,309
Zhao Hongwei, CFO	2007 2006	51,200 30,110	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	51,200 30,110
Wang Xiaolong, Vice-President	2007 2006	29,932 25,757	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	29,932 25,757
Zhou Liangyun Vice-President	2007 2006	29,932 22,989	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	29,932 22,989
Wan Feng, CEO Assistant	2007 2006	26,781 20,395	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	26,781 20,395

As of as of December 31, 2007, the Company did not have any grants of plan-based awards, outstanding equity awards at fiscal year-end, option exercises and stock vested, pension benefits, or nonqualified deferred compensation. The Company did not have any post-employment payments to report.

There was no officer whose salary and bonus for the period exceeded $100,000. The amounts listed in the table above were paid by Beijing Orsus Xelent Technology & Trading Company Limited (“Xelent”), the wholly owned subsidiary of our wholly owned subsidiary United First International Limited (“UFIL”). We expect to pay substantially similar compensation to our executives in the future and anticipate continuing to pay them through Xelent.

The Company’s 2007 Omnibus Long-Term Incentive Plan (the “2007 Omnibus Plan”) was approved by our stockholders at the 2007 Annual Meeting of Stockholders on December 18, 2007. There were no grants under the 2007 Omnibus Plan during the fiscal year ended December 31, 2007. On March 27, 2008, the Board of Directors adopted a proposal to grant certain options to members of the Company who made great contributions to the formation and development of the Company, as set forth on the following table:

Grantee	Number of Options Granted
Xiaolong Wang	96,000
Wei Wu	28,000
Hongyu Che	50,000
Feng Wan	40,000
Shulin Yang	20,000
Hongwei Zhao (CFO)	80,000
Yu Liu (Chairman)	150,000
Xin Wang (CEO)	150,000

The options were granted as of April 2, 2008 and were not exercisable for ninety days from the date granted. The exercise price for the options was the closing sale price for a share of the Company’s common stock as reported by AMEX on April 2, 2008. For additional information on the 2007 Omnibus Plan, please see the Current Report on Form 8-K filed with the SEC on January 11, 2008.

Employment Agreements

While we do have employment agreements with our executive officers, the salary for our executive officers is at the discretion of our Board of Directors

Our Compensation Committee is comprised of three members and is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The members of our Compensation Committee are Naizhong Che (Chair), Zhixiang Zhang and Peng Wang, all of whom are “independent” Directors.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2007, there were no outstanding equity awards to the named executive officers requiring tabular disclosure.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s Directors and executive officers and persons who beneficially own more than ten percent (10%) of a registered class of its equity securities, file with the SEC reports of ownership and changes in ownership of its Common Stock and other equity securities. Executive officers, Directors, and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to the Company, with respect to the 2007 fiscal year, the officers, Directors, and beneficial owners of more than ten percent (10%) of our Common Stock have filed their initial statements of ownership on Form 3 on a timely basis, and the officers, Directors and beneficial owners of more than ten percent (10%) of our Common Stock have also filed the required Forms 4 or 5 on a timely basis, except for the timely filing of Form 3s by Naizhong Che, Peng Wang, Zhixiang Zhang upon their appointment as Directors of the Company due to unforeseen delays, which have all been subsequently filed with the SEC. There were no transactions that were not reported timely.

Arrangements or Understandings

There was no arrangement or understanding between any of our Directors and any other person pursuant to which any Director was to be selected as a Director.

Involvement in Certain Legal Proceedings

During the past five (5) years, none of the Directors or executive officers has been involved in any legal proceedings that are material to the evaluation of their ability or integrity.

The Company is party to certain litigation/arbitration with regards to amounts payable to suppliers for   which the Company was not satisfied with the quality and timing of the goods supplied. However, the amount in question is not material to the Company and we believe that such litigation/arbitration will not have a material adverse effect on us or our business and that we will be able to resolve these issues through further business negotiations.

Family Relationships

There are no family relationships between any two (2) or more of the Company’s Directors or executive officers.

Changes in and Disagreements with Accountants

Following the reorganization of Moores Rowland Mazars (“Moores”) on June 1, 2007, in which certain of its partners joined Mazars CPA Limited (“Mazars”) and Moores changed its name to Moores Rowland, Moores resigned as the Company’s independent public accountants effective June 29, 2007. Moores had been the Company’s independent public accountants since May 9, 2005. The Audit Committee approved the resignation of Moores on June 29, 2007. As reported in our Form 8-K filed on July 6, 2007, the Company appointed Mazars as its independent accountant effective as of June 29, 2007. Certain members of Moores formed Mazars, and we hired that firm to be our independent accountant.

On October 17, 2008, Mazars resigned as the independent public accountants of the Company. The Audit Committee approved the resignation of Mazars on October 21, 2008. Mazars’ audit report on the Company’s consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through the subsequent interim period on or prior to October 17, 2008, (a) there were no disagreements between the Company and Mazars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mazars, would have caused Mazars to make reference to the subject matter of the disagreement in connection with its report; and (b) no reportable events as set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K have occurred. Mazars furnished a letter addressed to the SEC stating that it agreed with the above statements. Such letter, dated October 21, 2008, was attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 22, 2008.

Engagement of new independent registered public accounting firm

The Audit Committee appointed PKF Hong Kong Certified Public Accountants (“PKF”) as the Company’s new independent public accountants, effective on October 21, 2008. During the Company’s two most recent fiscal years and subsequent interim period on or prior to October 21, 2008, the Company has not consulted with PKF regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Set below are aggregate fees billed by Moores Rowland Mazars and Mazars CPA Limited for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2007 and 2006, and the review of the financial statements included in the Company’s Form 10Q and Form 10QSB for 2007 and 2006.

Audit Fees

During the fiscal year ended December 31, 2007, the fees for our principal accountant were $90,000, which was composed of $22,500 for two quarterly reviews, and $67,500 for the preparation of this annual report on Form 10-K. During the fiscal year ended December 31, 2006, the fees for our principal accountant were $81,500, which was composed of $22,500 for quarters review and $59,000 for the preparation of the annual report on Form 10-K.

Audit Related Fees

During the fiscal years ended December 31, 2007 and December 31, 2006, our principal accountants did not render assurance and related services reasonably related to the performance of the audit or review of financial statements.

Tax Fees

During the fiscal years ended December 31, 2007 and December 31, 2006, our principal accountant did not render services to us for tax compliance, tax advice and tax planning.

All Other Fees

During the fiscal years ended December 31, 2007 and December 31, 2006, there were no fees billed for products and services provided by the principal accountants other than those set forth above.

The Audit Committee has reviewed the above fees for non-audit services and believes such fees are compatible with the independent registered public accountants’ independence.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountant

The policy of the Audit Committee, and the Board of Directors acting as a whole prior to the establishment of the Audit Committee, is to pre-approve all audit and non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax fees, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit Committee, and the Board of Directors acting as a whole prior to the establishment of the Audit Committee, has delegated pre-approval authority to certain committee members when expedition of services is necessary. The independent accountants and management are required to periodically report to the full Audit Committee, and the Board of Directors acting as a whole prior to the establishment of the Audit Committee, regarding the extent of services provided by the independent accountants in accordance with this pre-approval delegation, and the fees for the services performed to date. None of the fees paid to the independent accountants during fiscal years ended December 31, 2007 and 2006, under the categories Audit-Related and All Other fees described above were approved by the Audit Committee, and the Board of Directors acting as a whole prior to the establishment of the Audit Committee, after services were rendered pursuant to the de minimis exception established by the SEC.

Delivery of Documents to Stockholders Sharing an Address

Only one Proxy Statement is being delivered to two or more security holders who share an address, unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver, upon written or oral request, a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by writing to us at 12th Floor, Tower B, Chaowai MEN Office Building, No. 26 Chaowai Street, Chaoyang Disc. Beijing, People’s Republic Of China 100020.

Submission of Stockholder Proposals

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive offices on or before July 28, 2009. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

Other Matters

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the Election of the Directors and the Ratification of Auditors. Should any other matter be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The public may read and copy any materials that we have filed with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains the reports, proxy and information statements and other information regarding the Company that we have filed electronically with the SEC. The address of the SEC’s Internet site is http://www.sec.gov.

Annual Report on Form 10-K

A copy of the Company’s Annual Report on Form 10-K covering the fiscal year ended December 31, 2007, and all amendments thereto, accompanies this Proxy Statement. Except for the financial statements included in the Annual Report that are specifically incorporated by reference herein, the Annual Report on Form 10-K is not incorporated in this Proxy Statement and is not to be deemed part of this proxy soliciting material. Additional copies of the Annual Report on Form 10-K are available upon request.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Liu Yu

Liu Yu
Chairman of the Board of Directors

November 26, 2008

PROXY

ORSUS XELENT TECHNOLOGIES, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December 30, 2008

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Wang Xin and Zhao Hongwei, INDIVIDUALLY or any of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of the Company which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held at 10:00 a.m., local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, New York 10022.

This proxy will be voted in accordance with the instructions indicated on the reverse side of this card. If no instructions are given, this proxy will be voted FOR the proposals and in the proxies’ discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

(To Be Signed on Reverse Side.)

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Please date, sign and mail your proxy card in the
envelope provided as soon as possible.
â Please detach along perforated line and mail in the envelope provided. â

FOR THE MATTER SET FORTH BELOW, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTER SUBMITTED. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS. Wang Xin, Liu Yu, Naizhong Che, Peng Wang, Zhixiang Zhang and Gao Jian
☐ FOR all nominees, listed above (except as specified below). ☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDICATED NOMINEE, WRITE THE
NAME(S) OF THE NOMINEE(S) IN THE SPACE PROVIDED:

2.	RATIFICATION OF APPOINTMENT OF PKF HONG KONG CERTIFIED PUBLIC ACCOUNTANTS (“PKF”) AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2008.
☐ FOR the ratification of PKF. ☐ AGAINST the ratification of PKF. ☐ ABSTAIN

Signature of Stockholder

Date:

Signature of Stockholder

Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.